Exhibit 99.1

EXECUTED VERSION

THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) effective as of March 28, 2014, by and among BLOUNT, INC., a Delaware corporation (“Blount, Inc.”), OMARK PROPERTIES, INC., an Oregon corporation (“Omark”), WINDSOR FORESTRY TOOLS LLC, a Tennessee limited liability company (“Windsor”) (Omark, Windsor and Blount, Inc. are sometimes collectively referred to herein as “Borrowers” and individually as “Borrower”); the other Credit Parties signatory hereto; GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, “GE Capital”), in its capacity as Agent for the Lenders (as defined below) (“Agent”); and the other Lenders party hereto.
W I T N E S S E T H:
WHEREAS, Borrowers, the other Credit Parties signatory thereto, the lenders party thereto from time to time (the “Lenders”) and Agent are parties to that certain Fourth Amended and Restated Credit Agreement, dated as of June 13, 2011, as amended by that certain First Amendment to Fourth Amended and Restated Credit Agreement, dated as of August 3, 2012, and as amended by that certain Second Amendment to Fourth Amended and Restated Credit Agreement, dated as of May 3, 2013 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, Borrowers and the other Credit Parties have requested that Lenders amend certain terms under the Credit Agreement; and
WHEREAS, Borrowers and Lenders have agreed to the requested amendments on the terms and subject to the conditions set forth herein;
NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration paid by each party to the other, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree that all capitalized terms not otherwise defined herein (including the recitals and preamble hereof) shall have the respective meanings ascribed to such terms in the Credit Agreement, after giving effect to this Amendment, and further agree as follows:
1.Amendment to the Credit Agreement. Annex E to the Credit Agreement, Financial Statements and Projections - Reporting, is hereby modified and amended by deleting clause (d) in its entirety and inserting the following in lieu thereof:
“(d)    Annual Audited Financials. To Agent and Lenders, within ninety (90) days after the end of each Fiscal Year (or with respect to Fiscal Year ended December 31, 2013, one hundred fifty (150) days after the end of such Fiscal Year), audited Financial Statements for Holdings and its Subsidiaries on a consolidated basis, consisting of balance sheets and statements of income and retained earnings and cash flows, setting forth in comparative form in each case the figures for the previous Fiscal Year, which Financial Statements shall be prepared in accordance with GAAP and certified without qualification, by an independent certified public accounting firm of national standing or otherwise acceptable to Agent. Such Financial Statements shall be accompanied by (i) a statement prepared in reasonable detail showing the calculations used in determining compliance with each of the Financial Covenants, (ii) a report from such accounting firm to the effect that, in connection with their audit examination, nothing has come to their attention to cause them to believe that a Default or Event of Default has occurred (or specifying those Defaults and Events of Default that they became aware of), it being understood that such audit examination extended only to accounting matters and that no special investigation was made with respect to the existence of Defaults or Events of Default, (iii) if available, a letter addressed to Agent, on behalf of itself, and Lenders, in form and substance reasonably satisfactory to Agent and subject to standard qualifications required by nationally recognized accounting firms, signed by such accounting firm acknowledging that Agent and Lenders are entitled to rely upon such accounting firm’s certification of such audited Financial Statements, (iv) the annual letters to such accountants in connection with their audit examination detailing contingent liabilities and material litigation matters, and (v) the certification of the Chief Executive Officer or Chief Financial Officer of Holdings and its Subsidiaries that all such Financial Statements present fairly in accordance with GAAP the financial position, results of operations and statements of cash flows of Holdings and its Subsidiaries on a consolidated basis, as at the end of such Fiscal Year and for the period then ended, and that there was no Default or Event of Default in existence as of such time or, if a Default or Event of Default has occurred and is continuing, describing the nature thereof and all efforts undertaken to cure such Default or Event of Default.”
2.No Other Consents or Amendments. Except as otherwise expressed herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent and Lenders under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. Except for the amendment set forth above, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and each Credit Party hereby ratifies and confirms its obligations thereunder. This Amendment shall not constitute a modification of the Credit Agreement or any other Loan Document or a course of dealing between Borrowers and the other Credit Parties, on the one hand, and Lenders, on the other hand, at variance with the Credit Agreement or any other Loan Document such as to require further notice by Lenders to Borrowers or such Credit Parties to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein. Each Borrower and each other Credit Party acknowledges and expressly agrees that Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents. Neither any Borrower nor any other Credit Party has knowledge of any challenge to Lenders’ claims arising under the Loan Documents or the effectiveness of the Loan Documents.

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3.Conditions Precedent to Effectiveness. This Amendment shall be effective as of the date first written above upon satisfaction of the following:
(a)Agent’s receipt of a counterpart hereof duly executed by Borrowers, Credit Parties and each Requisite Lender; and
(b)the representations and warranties of Borrowers and other Credit Parties contained in this Amendment shall be true and accurate in all respects (or, with respect to any representation or warranty that is not otherwise qualified as to materiality, in all material respects).
4.Representations and Warranties of Borrowers and Other Credit Parties. The Credit Parties executing this Amendment, jointly and severally, make the following representations and warranties to Agent and each Lender with respect to all Credit Parties, each and all of which shall survive the execution and delivery of this Amendment:
(a)    this Amendment has been executed and delivered by duly authorized representatives of each Credit Party, and the Credit Agreement, as modified and amended by this Amendment, constitutes a legal, valid and binding obligation of each Credit Party, and is enforceable against each Credit Party in accordance with its terms;
(b)    no Default or Event of Default has occurred or is continuing; and
(c)    all of the representations and warranties of each Credit Party contained in the Credit Agreement continue to be true and correct in all material respects as of the date hereof as though made on and as of such date, except to the extent that such representation or warranty expressly relates to an earlier date or except for changes therein expressly permitted or expressly contemplated by the Credit Agreement, as amended hereby.
5.Effect on the Credit Agreement and other Loan Documents. Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect, and are hereby ratified, reaffirmed and confirmed. This Amendment shall be deemed to be a Loan Document for all purposes.
6.Costs and Expenses. Each Borrower, jointly and severally, agrees to pay on demand all fees, costs and expenses incurred in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees, costs and expenses of counsel for Agent with respect thereto and with respect to advising Agent as to its rights and responsibilities hereunder and thereunder.
7.Counterparts. This Amendment may be executed in any number of separate counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile or other electronic transmission shall be deemed an original signature hereto.

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8.GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AMENDMENT, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AMENDMENT AND THE OBLIGATIONS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH CREDIT PARTY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE CREDIT PARTIES, AGENT AND LENDERS PERTAINING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT AGENT, LENDERS AND THE CREDIT PARTIES ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY; PROVIDED FURTHER, THAT NOTHING IN THIS AMENDMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT, AND CREDIT PARTIES MAY MAKE ANY COUNTERCLAIMS RELATING TO THE SAME MATTER, REQUESTS FOR EQUITABLE RELIEF RELATING TO THE SAME MATTER OR AFFIRMATIVE DEFENSES IN CONNECTION THEREWITH. EACH CREDIT PARTY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH CREDIT PARTY HEREBY WAIVES ANY OBJECTION THAT SUCH CREDIT PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH CREDIT PARTY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH CREDIT PARTY AT THE ADDRESS SET FORTH IN ANNEX I OF THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH CREDIT PARTY’S ACTUAL RECEIPT THEREOF OR 3 DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID.
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EXECUTED VERSION

IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed under seal by their duly authorized officers, as of the day and year first written above.
BORROWERS:
BLOUNT, INC., a Delaware corporation
By:___/s/ Chad E. Paulson
Name: Chad E. Paulson
Title: Vice President
OMARK PROPERTIES, INC., an Oregon corporation
By: ___/s/ Chad E. Paulson
Name: Chad E. Paulson
Title: Vice President

WINDSOR FORESTRY TOOLS LLC, a
Tennessee limited liability company

By: Blount, Inc., its sole member

By: ___/s/ Chad E. Paulson
Name: Chad E. Paulson
Title: Vice President

The following Persons are signatories to this Agreement in their capacity as Credit Parties and not as Borrowers.
CREDIT PARTIES:
BLOUNT INTERNATIONAL, INC., a Delaware corporation
By:    /s/ Chad E. Paulson
Name: Chad E. Paulson
Title: Vice President
BI, L.L.C., a Delaware limited liability company
By: Blount, Inc., its managing member
By:    /s/ Calvin E. Jenness
Name: Calvin E. Jenness
Title: Vice President
4520 CORP., INC., a Delaware corporation
By:    /s/ Chad E. Paulson
Name: Chad E. Paulson
Title: Vice President
SP COMPANIES, INC., a Delaware corporation
By:    /s/ Chad E. Paulson
Name: Chad E. Paulson
Title: Vice President
SPEECO, INCORPORATED, a Delaware corporation
By:    /s/ Calvin E. Jenness
Name: Calvin E. Jenness
Title: Vice President

WOODS EQUIPMENT COMPANY, a Delaware corporation

By:    /s/ Chad E. Paulson
Name: Chad E. Paulson
Title: Vice President

AGENT AND LENDERS:
GENERAL ELECTRIC CAPITAL
CORPORATION, as Agent and a Lender
By:     /s/ Michael J. Sullivan
Name: Michael J. Sullivan
Title: Duly Authorized Signatory

Bank of America, N.A.
By:     /s/ Daryl K. Hogge
Name: Daryl K. Hogge
Title: Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION
By:     /s/ Dawn Mace Moore
Name: Dawn Mace Moore
Title: SVP

Manufacturers Bank

By:     /s/ Sean Walker
Name: Sean Walker
Title: Senior Vice President

UMPQUA BANK

By:     /s/ Ken Vogt
Name: Ken Vogt
Title: Vice President

KEYBANK NATIONAL ASSOCIATION

By:     /s/ Tad L. Stainbrook
Name: Tad L. Stainbrook
Title: Vice President

JPMORGAN CHASE BANK, N.A.

By:     /s/ Alex Rogin
Name: Alex Rogin
Title: Vice President

HSBC Bank USA, N.A.

By:     /s/ Tara C. O’Boyle
Name: Tara C. O’Boyle
Title: Assistant Vice President

TD Bank, N.A.

By:     /s/ Michele Dragonetti
Name: Michele Dragonetti
Title: Senior Vice President

CATHAY BANK

By:     /s/ Nancy A. Moore
Name: Nancy A. Moore
Title: Senior Vice President

Bank of the West

By:     /s/ Timothy Sobol
Name: Timothy Sobol
Title: Vice President

OneWest Bank N.A.

By:     /s/ John Farrace
Name: John Farrace
Title: EVP

SUMITOMO MITSUI BANKING CORPORATION, as lender

By:	/s/ David W. Kee
David W. Kee
Managing Director

U.S. Bank National Association

By:     /s/ Mark D. Rodgers
Name: Mark D. Rodgers
Title: Vice President